SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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CAPITAL PROPERTIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Capital Properties, Inc.
100 Dexter Road
East Providence, Rhode Island 02914
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 29, 2008
The 2008 annual meeting of shareholders of Capital Properties, Inc. (the “Company”) will be held at the offices of Hinckley, Allen and Snyder LLP, 1500 Fleet Center in Providence, Rhode Island, on Tuesday, April 29, 2008 at 2:00 o’clock P.M., local time, for the following purposes:
(1)	To elect five directors to serve for a term of one year until their successors are duly elected and qualified;

(2)	To transact such other business, if any, as may properly come before the meeting or any adjournment or adjournments thereof.
Holders of record of the common stock on the books of the Company as of the close of business on March 3, 2008 will be entitled to vote.

By Order of the Board of Directors

STEPHEN J. CARLOTTI
Secretary
East Providence, Rhode Island
March 26, 2008
Please fill in, date and sign the enclosed proxy and promptly return it in the enclosed addressed envelope, which requires no postage if mailed in the United States. If you are personally present at the meeting, the proxy will not be used without your consent.

SOLICITATION AND REVOCATION OF PROXIES
VOTING AT MEETING
ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
TRANSACTIONS WITH MANAGEMENT
COMPENSATION DISCUSSION & ANALYSIS
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
FINANCIAL STATEMENTS
PROPOSALS FOR 2009 ANNUAL MEETING
OTHER MATTERS

Capital Properties, Inc.
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
April 29, 2008
SOLICITATION AND REVOCATION OF PROXIES
The accompanying proxy is solicited by the Board of Directors of Capital Properties, Inc. (the “Company”), in connection with the annual meeting of shareholders to be held April 29, 2008. The Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, but the revocation of a proxy will not be effective until notice thereof has been given to the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary prior to the meeting or may be transmitted orally to the Secretary at the meeting. Every properly signed proxy will be voted in accordance with the specifications made thereon.
This proxy statement and the accompanying proxy are expected to be first sent to shareholders on or about March 26, 2008.
VOTING AT MEETING
Only shareholders of record at the close of business on March 3, 2008, will be entitled to vote at the meeting. Under the Company’s articles of incorporation, as amended, each shareholder has one vote for every share of common stock owned. On the record date, there were 3,299,956 shares of Class A Common Stock outstanding. There were no other outstanding securities of the Company entitled to vote.
The directors will be elected in each case by vote of the holders of a majority of the shares present or represented at the meeting.
Shares represented by proxies which are marked “withhold authority” with respect to the election of any particular nominee for director, or to deny discretionary authority on any other matters will be counted as shares present and entitled to vote, and accordingly any such marking of a proxy will have the same effect as a vote against the proposal to which it relates. Brokers who hold shares in street name may lack authority to vote such shares on certain items, absent specific instructions from their customers. Shares subject to such “broker non-votes” will not be treated as shares entitled to vote on the matters to which they relate and therefore will be treated as not present at the meeting for those purposes, but otherwise will have no effect on the outcome of the voting on such matters. It is not presently anticipated that any matter which might be the subject of a “broker non-vote” will come before the annual meeting.

ELECTION OF DIRECTORS
At the annual meeting, five directors are to be elected to hold office until the next annual meeting and until their respective successors are elected and qualified. The proxies named in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, all of whom, with the exception of Mr. Todd D. Turcotte, are now directors of the Company. Mr. Ronald P. Chrzanowski, who has been a director of the Company since 1998, is not standing for re-election. Certain information concerning such nominees is set forth below:

	Principal Occupation	Director
Name and Age	During Past Five Years	Since
Robert H. Eder (75)	President of the Company since January 1, 2008;	1995
	Chairman of the Company, 1995 to present;
	Chairman, Providence and Worcester
	Railroad Company, 1988 to present

Alfred J. Corso (71)	Consultant, 2001 to present	2005

Roy J. Nirschel (55)	President, Roger Williams University,	2005
	2001 to present

Harris N. Rosen (75)	Consultant and Mediator, 2001 to present;	2001
	Interim Executive Vice President, Jewish
	Federation of Rhode Island, January to
	October 2006

Todd D. Turcotte (36)	Vice President of the Company and President
	of Capital Terminal Company since
	January 1, 2008
Mr. Eder is also a director of Providence and Worcester Railroad Company.
The Board of Directors has determined that all of the directors of the Company and the nominees standing for election at the 2008 annual shareholders meeting, other than Robert H. Eder, Ronald P. Chrzanowski and Todd D. Turcotte, are independent of the Company in that such directors and nominees have no material relationship with the Company either directly, or as a partner, shareholder or affiliate of an organization that has a relationship with the Company. The Board has made this determination based on the following:
•	Other than Messrs. Eder, Chrzanowski and Turcotte, no nominee for director is an officer or employee of the Company or its subsidiaries or affiliates;

•	No director or nominee has an immediate family member who is an officer of the Company or its subsidiaries or has any current or past material relationship with the Company;

•	No director nominee for director, other than Messrs. Eder, Chrzanowski and Turcotte, has worked for, consulted with, been retained by, or received anything of substantial value from the Company aside from his compensation as a director;

•	No director or nominee for director is, or was within the past three years, employed by the independent registered public accountants for the Company;

•	No executive officer of the Company serves on the Compensation Committee or the Board of Directors of any corporation that employs a nominee for director or a member of the immediate family of any nominee for director;

•	No director or nominee for director is an executive officer of any entity which the Company’s annual sales to or purchases from exceeded one percent of either entity’s annual revenues for the last fiscal year; and

•	No director or nominee for director serves as a director, trustee, executive officer or similar position of a charitable or non-profit organization to which the Company or its subsidiaries made charitable contributions or payments in fiscal year 2007 in excess of five percent of the organization’s consolidated gross revenues, or $200,000, whichever is more, at any time during the past three years.
Communications with the Board of Directors
The Board of Directors has established a process for shareholders to communicate with members of the board. If you have any concern, question or complaint regarding our compliance with any policy or law, or would otherwise like to contact the Board of Directors, you may reach the Company’s Board of Directors by writing directly to those individuals c/o Capital Properties, Inc., 100 Dexter Road, East Providence, Rhode Island 02914.
All inquiries received shall not be screened by the Company and will be forwarded directly to the director to which such inquiry is addressed, unless it is believed that a particular inquiry may pose a security risk. The Board of Directors sits as a committee of the whole to address any inquiries made by shareholders.
Committees of the Board of Directors
The Board of Directors has an Audit Committee and a Compensation Committee, both currently comprised of Messrs. Corso, Nirschel and Rosen, each of whom is independent as defined under applicable American Stock Exchange (“AMEX”) listing requirements. Each of the Audit and Compensation Committees has a written charter approved by the Board of Directors.
The Audit Committee is responsible for overseeing the establishment and maintenance of an effective financial control environment for the Company, for overseeing procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Board of Directors has determined that all three members of the Audit Committee satisfy the financial literacy requirements of the AMEX listing standards and are independent as defined under the AMEX listing requirements and applicable rules of the Securities and Exchange Commission (“SEC”). Additionally, the Board of Directors has determined that Mr. Corso qualifies as an “audit committee financial expert” as defined by the SEC rules.
The Compensation Committee assists the Board of Directors in discharging the Board’s responsibilities relating to director and executive compensation. The Compensation Committee’s responsibilities include establishing and reviewing the Company’s executive and director compensation philosophy, strategies, plans and policies, and evaluating the performance and determining the compensation of the Chairman and Chief Executive Officer (“CEO”) of the Company and advising and assisting the CEO in formulating and implementing programs to facilitate the selection and development of other key managers. The Compensation Committee also reviews and approves the compensation of other executive officers of the Company except for the President of Capital Terminal Company.
The Company does not maintain a nominating committee or a committee performing a similar function due to the fact that Mr. Eder owns a controlling interest in the Company. The Board of

Directors sits as a committee of the whole to consider any recommendations made by shareholders and/or other directors of persons to be directors of the Company. In determining whether to nominate any such person for election by the shareholders, the Board of Directors considers the experience of such person as it relates to the business of the Company, together with such person’s age, reputation and ability to carry out the requirements to serve as a director of the Company.
During the fiscal year ended December 31, 2007, the Board of Directors held six meetings, the Audit Committee held nine meetings and the Compensation Committee held two meetings. All directors attended every meeting of the Board of Directors and meetings of committees on which such director serves. The Board of Directors has adopted a policy that requires members of the Board of Directors to make every effort to attend each annual shareholders meeting. All then current members of the Board of Directors attended the 2007 annual shareholders meeting.
Compensation of Directors
The Board of Directors, upon recommendation of the Compensation Committee, is responsible for determining compensation of the directors. Directors, other than directors who are employed by the Company, received a fee for attendance at each meeting of the Board of Directors, together with related transportation and living expenses. During the 2007 fiscal year, outside directors received an annual retainer fee of $10,000 payable in quarterly installments and fees per meeting as follows: Board, $1,000; Audit Committee, $750; and Compensation Committee, $500. The maximum fees payable for attendance at Board and committee meetings occurring on the same day is $1,500. These rates were established in 2005 based on the recommendations of Effective Pay Practices, a compensation consultant retained by the Compensation Committee. In connection with a review of the Company’s compensation policies conducted by Effective Pay Practices in December 2007, the Company’s annual retainer fee paid to outside directors was increased to $12,000 effective January 1, 2008.
The following Director Compensation table provides information regarding the compensation paid or accrued by each director during the 2007 fiscal year.

		Fees Earned	Option	All Other
Name	Total	or Paid in Cash	Awards	Compensation
Ronald P. Chrzanowski	$—	$—	N/A	$—
Alfred J. Corso	22,000	22,000	N/A	—
Robert H. Eder	—	—	N/A	—
Roy J. Nirschel	22,000	22,000	N/A	—
Harris N. Rosen	22,000	22,000	N/A	—
Corporate Governance
The Board of Directors is committed to ethical business practices and believes that strong corporate governance is important to ensure that the Company is managed for the long-term benefit of its shareholders. The Company regularly monitors developments in the area of corporate governance and has implemented a number of best practices, including the following:
Code of Ethics. The Company has adopted a Code of Ethics applicable to all directors, officers and employees, which meets the requirements of a “code of ethics” as defined in Item 406 of Regulation S-K.
Procedures for the Receipt, Retention and Handling of Complaints. The Company maintains procedures for the confidential, anonymous submission by employees of any complaints or concerns about the Company, including complaints regarding accounting, internal accounting controls or auditing matters.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
On March 3, 2008, to the best of the Company’s knowledge, no person (including any “group”, as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) was the beneficial owner of more than five percent of the Company’s outstanding Class A Common Stock, $.01 par value, except as follows:

	Class A
	Number of	Percent
Name and Address	shares held	of Class
Robert H. Eder and Linda Eder 120 Sunset Avenue Palm Beach, Florida 33480	1,726,710[1]	52.3%

Lance S. Gad 1250 Fence Row Drive Fairfield, Connecticut 06430	191,048	5.8%

TowerView LLC 500 Park Avenue New York, New York 10022	166,900	5.1%

Morris Propp 366 Eagle Drive Jupiter, Florida 33477	166,320	5.0%

The following table reflects as of March 3, 2008, the beneficial ownership of shares of Class A Common Stock of the Company by directors, nominees for director and officers of the Company, all shares being owned directly except as otherwise noted:

	Class A
Name of Individual or	Number of	Percent
Identification of Group	shares held	of Class
Ronald P. Chrzanowski	3,725	*
Barbara J. Dreyer	6,600	*
Robert H. Eder	1,726,710 [1]	52.3%
Alfred J. Corso	1,000	*
Roy J. Nirschel	100	*
Harris N. Rosen	5,060	*
Todd D. Turcotte	100	*
All eight directors and officers as a group	1,743,405	52.8%

*	Less than 1%

[1]	Robert H. Eder and Linda Eder are husband and wife, and each holds 863,355 shares of Class A Common Stock directly.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who beneficially own more than ten percent of the Company’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC and any national securities exchange on which the Company’s securities are registered. Based solely on a review of the copies of forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that, during 2007, its executive officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) requirements.
TRANSACTIONS WITH MANAGEMENT
Potential conflicts of interest and related party transactions are referred by the Board of Directors to the Audit Committee for review and approval. In reviewing and evaluating potential conflicts of interest and related party transactions, the Audit Committee uses applicable AMEX listing standards and SEC rules as a guide.
The law firm of Hinckley, Allen & Snyder LLP, of which Stephen J. Carlotti is a partner, provides legal services to the Company. Mr. Carlotti is Secretary of the Company and acted as trustee of the Robert H. Eder 2005 Trust and Linda Eder 2005 Trust which trusts held in the aggregate greater than 10% of the Company’s outstanding common stock through January 2007, during which time Mr. Carlotti had the sole right to vote and direct the disposition of the Company’s common stock held in these trusts. On February 1, 2007, the trusts were terminated and the shares held therein distributed to Mr. and Mrs. Eder. The total amount of fees paid by the Company to Hinckley, Allen & Snyder LLP for services rendered to the Company in the 2007 calendar year were $244,315.
COMPENSATION DISCUSSION & ANALYSIS
The Company has 9 full-time employees, three of whom are classified as executives, the President and Chief Executive Officer, the Treasurer and the President of Capital Terminal Company.
The Committee periodically reviews executive officers and directors compensation. The Committee is charged with determining the compensation of all executive officers. The Committee considers the executive’s performance, the compensation of executives occupying similar positions at comparable companies, any awards, if any, made during prior years and other relevant factors. Our overall philosophy in terms of executive compensation program is to fairly reward the executives on a current basis for the services performed by them. We do not believe it is necessary to structure short or long-term incentive arrangements by way of either cash compensation or stock options since, given the Company’s size, most of the major decisions with respect to the Company’s operations are determined by the President and Chief Executive Officer who is the majority stockholder. Therefore, a material part of his net worth is a function of the Company’s long-term performance. We do maintain a simplified employee pension (SEP) to which the Company has historically contributed 7.5% of each employee’s compensation. The President and Chief Executive Officer does not participate in this plan. The Company’s other benefits, consisting principally of a medical reimbursement plan, are available to all employees on a non-discriminatory basis. Each of the executives attends all or a portion of each Board meeting.

The Company has historically adjusted annual compensation for the covered executives by the increase in the cost of living in those years when no other increase in compensation has been granted.
In 2007, in connection with the retirement of the President and Chief Operating Officer of the Company and the President of Capital Terminal Company, the Compensation Committee engaged a compensation consultant, Effective Pay Practices of Gloucester, Massachusetts to assess the compensation arrangements for the key members of the Company’s executive team. The 2007 study provided comparative information on base salary and total compensation against a peer group of twelve publicly traded involved in the real estate development, investment, management and leasing and rental areas. The companies that comprised this peer group were:
•	Tejon Ranch Co.

•	American Spectrum Realty, Inc. (ASR)

•	AmREIT

•	Gladstone Commercial Corp.

•	Wellsford Real Properties, Inc.

•	J.W. Mays, Inc.

•	American Community Properties Trust

•	California Coastal Communities, Inc.

•	Consolidated-Tomoka Land Co.

•	Stratus Properties Inc.

•	Gyrodyne Company of America, Inc.

•	California Coastal Communities, Inc.
Data for these companies was compiled from current proxy statements. In addition, compensation information was compiled from several published survey sources which report data for business services and non-technical companies with revenues less than $50 million. These survey sources are:
•	Economic Research Institute — Real Estate;

•	Salary.com — Business Services;

•	Aspen Publishers — Real Estate sector;

•	Proxy Statements for 12 real estate operator and lessor companies (see appendix for details); and

•	Mercer Financial Accounting and Legal Executive Survey.
The consultant’s report found that the compensation for the Company’s Chairman, Chief Executive Officer and President and Treasurer, as well as the President of Capital Terminal Company and Vice President of the Company, was below the 50% median of base salary. Based upon the report and our overall compensation philosophy, the base salaries of the Chairman, Chief Executive Officer and President and Treasurer, as well as the President of Capital Terminal Company and Vice President of the Company were increased to the 50th percentile of the base compensation of the peer companies effective January 1, 2008.
The consultant also reviewed the Company’s one-time cash bonus awards to the President and Chief Operating Officer of the Company and the President of Capital Terminal Company who retired at the end of the 2007. These bonuses were in the amounts of $115,000 for the former President/COO and $100,000 for the former President of Capital Terminal Company and were granted to recognize long-term performance and to augment each executive’s retirement package. The consultant determined that, given that the very conservative overall compensation program of the Company versus the market (i.e., no incentive/bonus plan, equity-based compensation, or employment contracts), these one-time awards were reasonable.
As a result of our overall policy of providing only current cash compensation, we have no need for policies to allocate between cash and non-cash compensation or between long-term and currently paid compensation. None of the covered executives has a contract with the Company and the Company has no change of control or severance provisions for these executives. Due to the Company’s compensation philosophy, accounting and tax treatments have no impact on its compensation policy.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion & Analysis included above. Based on these reviews and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion & Analysis set forth below be included in the Company’s Proxy Statement for the fiscal year ended December 31, 2007 for filing with the SEC.
Compensation Committee: Alfred J. Corso; Roy J. Nirschel; Harris N. Rosen (Chair).
EXECUTIVE COMPENSATION
Summary Compensation Table
The following table summarizes the compensation paid or accrued by the Company during the twelve-month period ended December 31, 2007, to each of its Chairman & CEO, President and Treasurer and one other most highly compensated executive officers other than the President and Treasurer who earned more than $100,000 in total compensation in 2007 and were employed by the Company on December 31, 2007.
Annual Compensation

Name and Principal				All Other	Total
Position	Year	Salary	Bonus[1]	Compensation[2]	Compensation
Robert H. Eder, Chairman	2007	$233,076	$—	$—	$233,076
Capital Properties, Inc.	2006	229,000	—	—	229,000

Ronald P. Chrzanowski, President	2007	178,115	115,000	21,984	315,099
Capital Properties, Inc.	2006	175,000	—	13,125	188,125

Barbara J. Dreyer, Treasurer	2007	157,759	—	11,832	169,591
Capital Properties, Inc.	2006	155,000	—	11,625	166,625

Avery L. Noe, President	2007	145,000	100,000	18,375	263,375
Capital Terminal Company	2006	141,250	—	10,594	151,844
Contributions by the Company under the Company’s SEP are fully vested when made. Each employee directs the investment of amounts in his or her SEP account. The Company does not have any employment agreements and has no severance or change of control arrangements with any of its executive officers.

[1]	Reflects one-time cash bonus paid in connection with the retirement of Mr. Chrzanowski and Mr. Noe in recognition of their past service to the Company.

[2]	Amounts paid directly to the retirement accounts of employees under the Company’s SEP.

AUDIT COMMITTEE REPORT
Management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accountants are responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
The Audit Committee has sole authority to select, evaluate and when appropriate, to replace the Company’s independent registered public accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Company’s management and independent registered public accountants regarding the scope of the audit plan, the results of the audit, the Company’s financial statement disclosure documents, the adequacy and effectiveness of the Company’s accounting and financial controls and changes in accounting principles.
In connection with these responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and the Company’s independent registered public accountants, Lefkowitz, Garfinkel, Champi & DeRienzo P.C. The Audit Committee also discussed with such firm the matters required by Statement on Auditing Standards No. 114. The Audit Committee received from Lefkowitz, Garfinkel, Champi & DeRienzo P.C. written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed this information with Lefkowitz, Garfinkel, Champi & DeRienzo P.C. and also considered the compatibility of non-audit services provided by such firm with its independence. Based on the review of the audited consolidated financial statements and these various discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K, to be filed with the SEC.
Audit Committee: Alfred J. Corso (Chair), Roy J. Nirschel and Harris N. Rosen.
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The Audit Committee of the Board of Directors has sole authority to engage, manage and discharge the Company’s independent registered public accountants. The Committee engaged Lefkowitz, Garfinkel, Champi & DeRienzo P.C. as independent registered public accountants of the accounts of the Company for the year 2008. The Company has recently been advised by Lefkowitz, Garfinkel, Champi & DeRienzo P.C. that they have no direct financial interest or any material indirect financial interest in the Company, nor have they had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.
It is expected that a representative of Lefkowitz, Garfinkel, Champi & DeRienzo P.C. will be present at the annual meeting and will be provided the opportunity to make a statement if he so desires and that such representative will be available to respond to appropriate questions.

Audit and Non-Audit Fees:
The aggregate fees for professional services rendered for the Company by Lefkowitz, Garfinkel, Champi & DeRienzo P.C. for fiscal years ended December 31, 2007 and 2006 are set forth below.

	2007	2006
Audit fees	$93,000	$83,000
Audit-related fees	14,000	—
Tax fees	23,000	11,000
All other fees	—	—

Total	$130,000	$94,000

Audit Fees for fiscal years ended December 31, 2007 and 2006 were for professional services rendered for the audits of the Company’s annual financial statements and the reviews of interim financial statements included in the Company’s Quarterly Reports on Form 10-QSB, consents and other assistance required to complete the year end audit of the Company’s financial statements.
Audit-Related Fees for the fiscal years ended December 31, 2007 were for services relating to consultation regarding the Company’s compliance with Section 404(a) of the Sarbanes-Oxley Act of 2002. For the fiscal year ended December 31, 2006, there were no audit-related fees.
Tax Fees for the fiscal years ended December 31, 2007 and 2006 were for services related to tax return preparation, tax planning and assistance with an Internal Revenue Service audit.
All Other Fees for the fiscal years ended December 31, 2007 and 2006: there were no other fees.
The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services.
The Audit Committee has determined that the provision of such services is compatible with maintaining Lefkowitz, Garfinkel, Champi & DeRienzo P.C.’s independence.
FINANCIAL STATEMENTS
A copy of the Company’s annual report to the SEC on Form 10-K for the year ended December 31, 2007 is enclosed. Such report is not part of this proxy statement.
PROPOSALS FOR 2009 ANNUAL MEETING
The 2009 annual meeting of the shareholders of the Company is scheduled to be held April 28, 2009. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company’s proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 30, 2008.

OTHER MATTERS
No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.

By Order of the Board of Directors

STEPHEN J. CARLOTTI
Secretary
Dated: March 26, 2008

CAPITAL PROPERTIES, INC.
CLASS A COMMON STOCK PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned, a shareholder of Capital Properties, Inc., a Rhode Island corporation, hereby appoints ROBERT H. EDER and STEPHEN J. CARLOTTI, or either of them, the proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote for the undersigned all the Capital Properties, Inc. Class A Common Shares held of record on March 3, 2008 by the undersigned at the Annual Meeting of Shareholders to be held on April 29, 2008 or any adjournment thereof as follows on the reverse side of this proxy card:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

1.	ELECTION OF DIRECTORS:

☐	FOR ALL NOMINEES	☐	Robert H. Eder
		☐	Alfred J. Corso
		☐	Roy J. Nirschel
☐	WITHHOLD AUTHORITY	☐	Harris N. Rosen
	FOR ALL NOMINEES	☐	Todd D. Turcotte

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☑

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
THE PROXY REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED AND FOR EACH OF THE PROPOSALS.
IF BOTH THE PROXIES SHALL BE PRESENT IN PERSON OR BY SUBSTITUTE, EITHER OF THE PROXIES SO PRESENT AND VOTING SHALL HAVE AND MAY EXERCISE ALL THE POWERS HEREBY GRANTED.
Please check here if you plan to attend the meeting ☐ .

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.                               ☐

Signature of Shareholder	Signature of shareholder
Date:	Date:

NOTE:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.